Filed Pursuant to Rule 497(e)

Securities Act File No. 333-196273

Prospectus

USCF Sustainable Commodity Strategy Fund

NYSE: ZSC

August 1, 2023 as Supplemented on December 22, 2023

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

FUND SUMMARY — USCF Sustainable Commodity Strategy Fund

Investment Objective

The USCF Sustainable Commodity Strategy Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.79%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(3)	0.19%
Total Annual Fund Operating Expenses	0.98%
Fee Waiver(4)(5)	(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver	0.59%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all direct expenses of the Fund, including the costs of investing in the Subsidiary (as defined below), except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.
(2)	Other Expenses are based on estimated amounts for the current fiscal year.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Acquired Fund Fees and Expenses are based on estimated amounts for the Fund’s current fiscal year.
(4)	The Adviser has contractually agreed, through August 1, 2024 to waive 0.20% of its management fee. The agreement may be amended or terminated prior to August 1, 2024 only by agreement of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) and the Adviser, and will terminate automatically if the advisory agreement between the Adviser and the Fund is terminated. After August 1, 2024, the Adviser, in its sole discretion may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.
(5)	The Adviser has contractually agreed to permanently waive any management fees received in connection with the Fund’s investment in any affiliated fund. The agreement may be amended or terminated only by agreement of the Board and the Adviser, and will terminate automatically if the advisory agreement between the Adviser and the Fund is terminated. Amounts waived are not subject to recoupment by the Adviser. The amount of this waiver is based on estimations for the Fund’s current fiscal year.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same, except that it assumes the 0.20% fee waiver is only in place for the one-year period, and the affiliated fund fee waiver is in place for all periods. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$60	$232

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. The Fund is newly organized and, as a result, no portfolio turnover information is available as of the date of this Prospectus.

Principal Investment Strategies of the Fund

The Fund seeks to provide broad exposure to commodities across three different sustainability focused themes: agriculture, renewable energy and electrification. In order to provide such exposure, the Fund will invest primarily in derivatives instruments for which the underlying assets are commodities (“Commodities Derivatives”) and equity securities that are economically tied (as further described below) to particular commodities (“Commodities Equities,” together with Commodities Derivatives, “Commodities Investments”). The Fund’s exposure to each of the three sustainability themes will be approximately equally weighted.

Selection Methodology

The Adviser uses a proprietary multi-factor quantitative methodology to select the Commodities Investments. The propriety methodology first considers the universe of commodities across each theme: agricultural commodities, renewable energy sources, and electrification (as each is further described below). Then, for a given theme, the methodology considers factors such as: the primary use of a specific commodity, the secondary and potential other uses of such commodity, and each commodity’s environmental impact. The methodology attempts to provide exposure to commodities in amounts that generally correspond to each commodity’s relative demand in connection with one of the sustainable themes described above. This means that the Fund will invest more heavily in those commodities that have a higher percentage of their total demand derived from sustainable uses.

Because Commodities Derivatives have the highest correlation to the prices of their underlying commodities, the methodology selects Commodities Derivatives when suitable derivatives are available. Suitable derivatives include exchange-traded and over-the-counter futures and swaps contracts on commodities. If these contracts are traded on an exchange, liquidity relative to the Fund’s size and trading needs are also considered in determining if a Commodities Derivative is suitable. Futures traded on U.S. or international exchanges with sufficient liquidity are prioritized. Swaps are used for any commodity that does not have a futures contract with sufficient liquidity. The Fund may also use options and forwards to supplement its futures and swaps positions or if adequate futures and swaps are not available.

To the extent suitable Commodities Derivatives are not available to provide exposure to a commodity to which the Adviser desires to gain exposure, the Adviser’s methodology selects equities issued by companies that are economically tied to such commodity. The Adviser considers a company to be “economically tied” to a particular commodity if it generates at least 50% of its revenues from the production, extraction, use, distribution or other activities related to the commodity, or has projects that have the potential for the company to generate at least 50% of its revenues from these activities when developed. The Adviser will use publicly available information distributed by the company or reputable industry publications in order to determine if a particular company meets the 50% revenue (or potential revenue) threshold. Once a company is selected for inclusion in the Fund by meeting the above criteria, it must continue to generate at least 25% of its revenues from activities related to the commodity or have projects with the potential for the company to generate at least 25% of its revenues from these activities when developed, in order to remain in the Fund. The Fund may not have exposure to every commodity used in agriculture, renewable energy, and electrification because there may not be a suitable derivative or equity security tied to each commodity across those themes. The Adviser’s propriety methodology will also exclude commodities that have only a de minimis connection to agriculture, renewable energy, or electrification. The Adviser will assess each Commodities Investment’s inclusion in the methodology on an annual basis.

Agriculture

The Adviser believes that the global push to reduce greenhouse gas emissions coupled with global population growth will increase the demand for agricultural commodities that can be produced sustainably (i.e., provide the most amount of product by weight or calories/protein with the least amount of emissions and other adverse environmental impacts). For example, the amount of greenhouse gasses emitted to produce a certain amount (by weight or calories/protein) of beef, lamb, or shellfish is much higher than the amount emitted to produce the same amount (by weight or calories/protein) of grains, legumes or nuts.

Using the Adviser’s selection methodology, and specifically considering factors such as water usage, chemical and fertilizer usage, and the ratio of greenhouse gas emissions to weight or calories/protein produced, the Adviser seeks to provide exposure to agricultural commodities that it believes can be produced sustainably. As such, the Fund will primarily invest in Commodities Derivatives tied to grain crops and oilseeds (which include soybeans, hemp and various nuts and legumes), and to a lesser extent in cotton, sugar and coffee. Because of the broad availability of suitable derivatives tied to the agricultural theme, the agriculture portion of the Fund will consist primarily of Commodities Derivatives. To the extent the Adviser seeks to gain exposure to a particular agricultural commodity for which a suitable derivative is not available, the Adviser will invest in the equity securities of issuers that are economically tied to that commodity.

Renewable Energy

The Adviser believes that global demand for renewable energy will continue to increase as countries across the globe seek more sustainable ways to produce power and implement rules and regulations that encourage renewable energy production. The Adviser broadly defines renewable energy as energy from a renewable source (i.e., not depleted when used), such as wind, solar, water, and biomass (i.e., organic material derived from plants and animals).

While certain renewable energy sources are unable to be commoditized (such as the wind or the sun), governments and organizations across the globe have created programs that commoditize the use of renewable energy sources through renewable energy certificate programs. For example, under the U.S. Environmental Protection Agency Renewable Fuel Standard program, refiners and importers of gasoline or diesel fuel can generate renewable identification numbers (“RINs”) when they produce a gallon of renewable fuel (such as ethanol, which is made from biomass). Similar to RINs, various regional organizations in the United States (such as the New England Power Pool Generation Information System) issue and track renewable energy certificates (“RECs”), which are generated when one megawatt-hour of electricity is produced from a renewable source. The Fund may also invest in carbon credits tied to the California Low Carbon Fuel Standard (“LCFS Credits”). RINs, RECs and LCFS Credits can be used by fuel and electricity producers and generators to certify compliance with certain regulatory requirements related to renewable energy production, but they can also be traded on secondary markets.

Because there may not be broad availability of suitable derivatives tied to the renewable energy sources that the Fund seeks exposure to, the renewable energy portion of the Fund will consist of a mix of Commodities Derivatives and Commodities Equities, as determined by the selection methodology described above. Commodities Derivatives will consist of renewable commodity futures (such as ethanol futures and biomass futures, to the extent suitable options are or become available). Commodities Derivatives will also include RIN futures, REC futures and LCFS Credit futures. Commodities Equities will be equity securities of issuers that are economically tied to a particular renewable energy source.

Electrification

“Electrification” refers to the process of replacing technologies that use fossil fuels with technologies that use electricity as a source of energy. The Adviser believes that the global desire to reduce fossil fuel consumption will continue to increase the rate of electrification. The process of electrification is heavily reliant on the production and development of batteries that contain certain industrial metals, precious metals, and rare earth metals (“Metals”). The Fund’s metals investments will initially include metals such as aluminum, cobalt, copper, graphite, iron ore, lithium, nickel, silver, zinc and other metals currently used in electrification. Specific metals may be added or removed as eligible metals when changes occur in the evolution of battery and electrification technology, and when exposure to these metals can be obtained. Because of the broad availability of suitable derivatives tied to the electrification theme, the Adviser will primarily invest in Commodities Derivatives tied to Metals as determined by the selection methodology described above. To the extent the Adviser seeks to gain exposure to a particular Metal for which a suitable derivative is not available, the Adviser will invest in the equity securities of issuers that are economically tied to a particular Metal.

While the Fund is small, the Fund may pursue its electrification theme indirectly by investing in shares of the USCF Sustainable Battery Metals Strategy Fund. The Adviser will waive any advisory fees received as a result of an investment in an affiliated fund.

Collateral Requirements

The portion of the Fund’s assets that are not invested in Commodities Investments or Carbon Offset Investments (as defined below), will be primarily invested, directly or indirectly through the Subsidiary (as defined below), in cash, cash equivalents, money market funds, or short maturity fixed-income investments or a combination thereof. The primary purpose of such investments will be to meet collateral requirements associated with the Fund’s Commodities Derivatives.

Sustainable Strategy

The Fund understands that the production of certain agricultural products and the extraction, production and distribution of Metals required for Electrification are carbon-intensive processes. As such, an important component of the Fund’s sustainable strategy involves purchasing carbon offset investments (“Carbon Offset Investments”) in an amount equal to the estimated aggregate carbon emissions of the Fund’s holdings. By purchasing Carbon Offset Investments, the Fund seeks to mitigate the carbon-intensive nature of certain of the Fund’s Commodities Investments.

After all the Commodities Investments have been selected, the Adviser estimates the carbon emissions associated with each Commodities Investment. The Adviser relies on data published by governmental or multi-national organizations, scientific studies, investment bank/financial service companies, and internationally recognized environmental, social, and governance (“ESG”) research firms to make such estimates. The Adviser then calculates the aggregate carbon emissions from all Commodities Investments in the portfolio and the Fund purchases Carbon Offset Investments in the form of carbon credit futures contracts in an amount equal to the net emissions. Carbon emissions estimates will be updated annually.

Additional Investment Criteria

The Fund’s investments are not restricted in terms of geography. As such, the Fund may invest in both U.S. and non-U.S. companies, including companies located in emerging markets, and in instruments denominated in both U.S. dollars and foreign currencies. There is no limit to the percentage of the Fund’s equity investments that may be invested in emerging markets investments. In fact, to the extent the Fund invests in Commodities Equities related to the Fund’s electrification theme, a material portion of those investments will be issued by Chinese companies because globally, the majority of companies that derive their revenues from Metals are Chinese companies. The Fund will invest in Commodities Equities with a minimum capitalization of $100 million at the time of initial investment. Because many of the companies that are “economically tied” to Commodities used in agriculture, renewable energy, and electrification are smaller companies, it is expected that the Fund will invest in companies that would generally be classified as small- or mid-cap based on how such terms are defined by widely used indices. The Fund is “non-diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Subsidiary

Although the Fund may invest in Commodities Derivatives directly, the Fund invests in Commodities Derivatives primarily through a wholly-owned subsidiary of the Fund incorporated in the Cayman Islands, USCF Cayman Commodity 7 (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The Fund may invest up to 25% of its assets in the Subsidiary.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Commodities Risk. Exposure to the commodities markets through investments in Commodities Investments may subject the Fund to greater volatility than investments in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Significant changes in the value of commodities may lead to volatility in the Fund’s net asset value (“NAV”) and market price.

Derivatives Risk. The value of a derivative instrument, such as the Fund’s investments in Commodities Derivatives, depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other exchange traded funds (“ETFs”) because the Fund will implement its investment strategy primarily through investments in Commodities Derivatives.

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price, for example, the Fund is not permitted to take delivery of the underlying commodity, so as the futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (“call”) or sell (“put”) an asset in the future at an agreed upon price prior to the expiration date of the option. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

Swaps Risk. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Asset Class Risk. Commodities Investments and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures markets). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Equity Securities Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Small and Mid-Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Agriculture Companies Risk. Investments in the agricultural sector may be volatile and change unpredictably as a result of many factors, such as legislative or regulatory developments relating to food safety, the imposition of tariffs or other trade restraints, and the supply and demand of each commodity. Increased competition and changes in consumer tastes and spending can also influence the demand for agricultural products, affecting the price of such commodities and the performance of the Fund.

Renewable Energy Companies Risk. Renewable and alternative energy companies can be significantly affected by the following factors: obsolescence of existing technology, short product cycles, legislation resulting in more strict government regulations and enforcement policies, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects, the supply of and demand for oil and gas, world events and economic conditions. In addition, shares of renewable energy companies have been significantly more volatile than shares of companies operating in other more established industries and such securities may be subject to sharp price declines. The renewable energy industry is relatively nascent in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

Metals and Mining Companies Risk. The Fund invests in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production and/or processing costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry. The mining, production, processing, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces approximately 80% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth metals, which could cause companies in other countries to shut down.

Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as COVID-19. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Foreign Securities Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

Emerging Markets Risk. The Fund may invest directly or indirectly in companies located in emerging market countries. The Fund’s investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. In addition, foreign investors may be required to register or pay taxes or tariffs on the proceeds of securities sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

China Risk. The Adviser anticipates that a material percentage of the Fund’s equity investment will be in the securities of Chinese issuers. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. These risks include, among others: (i) lack of high-quality, reliable disclosure and financial reporting by Chinese issuers, (ii) lack of access to information and regulatory oversight, (iii) frequent trading suspensions and government interventions with respect to Chinese issuers resulting in lack of liquidity and in price volatility, (iv) currency fluctuations, (v) intervention by the Chinese government in the Chinese securities markets, (vi) the risk of nationalization or expropriation of assets, (vii) the risk that the Chinese government may decide not to continue to support economic reform programs, (viii) limitations on the use of brokers, (ix) higher rates of inflation, (x) greater political, economic and social uncertainty, (xi) market volatility caused by any potential regional or territorial conflicts or natural disasters and (xii) increased trade tariffs, embargoes, sanctions, investment restrictions and other trade limitations.

Certain investments in Chinese companies may be made through special structures known as variable interest entities or “VIEs.” Under the VIE structure, foreign investors such as the Fund own stock in a shell company rather than direct interests in the VIE, which must be owned by Chinese nationals (including Chinese companies) in order to operate in restricted or prohibited sectors in China. While the use of VIEs is a longstanding industry practice well known by Chinese officials and regulators, the Chinese government has never formally accepted the VIE structure. Prohibitions by the Chinese government on the continued use of VIE structures, or the inability to enforce the underlying contracts from which the shell company derives its value, would likely cause the VIE-structured holdings to suffer significant, possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value.

Stock Connect Investing Risk. The Fund may invest in China A-shares through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation (“CSDCC”). The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both mainland China and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Since the inception of Stock Connect, foreign investors (including the Fund) investing in A-shares through Stock Connect have been temporarily exempt from the Chinese corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends are subject to Chinese corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent Chinese tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Global Currency Exchange Rate Risk. The price of any non-U.S. investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the investment is profitable. The Fund does not intend to hedge against currency risk.

Carbon Market Risk. The Fund may invest in carbon offset credit derivatives (such as futures) and other carbon-related derivatives, the values of which are linked to emissions allowances related to so-called “cap and trade” programs established by governments and regulators. These programs could be discontinued or the demand for carbon credits could decline, adversely affecting the value of the Fund. The price of carbon offset credits is subject to national and global political events, such as governmental regulation and intervention.

Sustainable Strategy Risk. The ability of the Fund to achieve its strategy of mitigating the carbon-intensive nature of the Fund’s Commodities Investments will be subject to the Adviser’s assessment of the carbon emissions of the Fund’s Commodities Investments, which is not reviewed by any third party. Although the Adviser only intends to reevaluate the emissions estimates of its investments on an annual basis, the emissions profile of a Commodities Investment may change more frequently. Moreover, the Adviser’s methodology for assessing the Fund’s carbon emissions exposure may differ from the methodology used by others. Furthermore, the Adviser’s methodology for measuring carbon emissions of an investment may differ from an investor’s assessment due to a variety of reasons, including, but not limited to, use of different carbon emission data sources. The Adviser’s methodology for calculating the Fund’s carbon emissions exposure could prove to be imperfect or may not achieve its intended results. The Fund invests in Carbon Offset Investments based on the Adviser’s assessment of the level of emissions associated with the Fund’s portfolio, and not based on performance. As such, the Adviser may purchase or sell a Carbon Offset Investment, even if such transaction will adversely impact the performance of the Fund.

Rare Earth Metal Companies Risk. Rare earth metals have more specialized uses and are often more difficult to extract. The use of strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for these metals has strained supply, which has the potential to result in a shortage of such materials, which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the mining, production, processing, refining and/or manufacturing of rare earth metals tend to be small-, medium- and micro- capitalization companies with volatile share prices, are highly dependent on the price of rare earth metals, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The mining, refining and/or manufacturing of rare earth metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth metals are rising. In addition, companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals may be at risk for environmental damage claims.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Repurchase Agreements Risk. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking total return over the long term. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the futures exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

Intermediary and Counterparty Risk. Futures and options contracts, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. For exchange-traded derivatives, including the Fund’s investments in futures contracts, a futures commission merchant (“FCM”) serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

New Fund Risk. Since the Fund is new, there can be no assurance that the Fund will grow to or maintain an economically viable size. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could negatively affect the Fund.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. Other risk factors associated with fixed income investments include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). The Fund may be subject to a greater risk of rising interest rates as the Federal Reserve continues to increase interest rates after a period of historically low rates.

Treasuries Risk. The Fund may invest in U.S. government securities or obligations (“Treasuries”). The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Leverage Risk. Borrowing transactions, derivatives transactions, and other investment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or other requirements.

Commodities Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund anticipates that its inclusion of income from the Subsidiary in the Fund’s taxable income will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could, among other consequences, limit the Fund’s ability to pursue its investment strategy. The Fund seeks to manage its investment in the Subsidiary and in Commodities Investments as necessary to maintain its qualifications as a RIC.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem Shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Transaction Risk. Creation and redemption transactions may settle through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions. In addition, because the Fund may be required to sell financial instruments in order to obtain the cash needed to fulfill a redemption request from an Authorized Participant, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Ukraine War Risk. On February 24, 2022, Russia launched a large-scale invasion of Ukraine. This invasion and sanctions brought by the United States and other countries against Russia have caused disruptions in many business sectors and have resulted in significant market disruptions, including increased volatility in certain commodity prices.

Fund Performance

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided in this section once the Fund has annual returns for a full calendar year. Current performance information is available at www.uscfinvestments.com.

Performance information, when available, will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance and does not guarantee future results. The Fund may perform better or worse in the future.

Management

USCF Advisers LLC serves as the investment adviser to the Fund and the Subsidiary.

Portfolio Managers

Andrew F Ngim, a Management Director and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in August 2023.

Darius Coby, Director of Operations and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in August 2023.

Seth Lancaster, a Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in August 2023.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Creation Units consist of 25,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units for a designated amount of cash, however, the Fund has adopted policies and procedures that allow it to utilize custom baskets and issue and redeem Creation Units partially in-kind (i.e., in exchange for a “basket” of securities). Authorized Participants are required to pay a transaction fee of $250 to compensate the Fund for brokerage and transaction expenses when purchasing and redeeming Creation Units.

Tax Information

The Fund intends to make distributions of ordinary income, qualified dividend income, or capital gains. Shareholders will be subject to U.S. federal income tax on such amounts at the rate applicable to such category of income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGY, AND RISK INFORMATION

Investment Objective

The Fund seeks total return. There can be no assurance that the Fund will achieve its investment objective.

Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed by the Board without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Principal Investment Strategies of the Fund

The Fund seeks to provide broad exposure to commodities across three different sustainability focused themes: agriculture, renewable energy and electrification. In order to provide such exposure, the Fund will invest primarily in derivatives instruments for which the underlying assets are commodities (“Commodities Derivatives”) and equity securities that are economically tied (as further described below) to particular commodities (“Commodities Equities,” together with Commodities Derivatives, “Commodities Investments”). The Fund’s exposure to each of the three sustainability themes will be approximately equally weighted.

Selection Methodology

The Adviser uses a proprietary multi-factor quantitative methodology to select the Commodities Investments. The propriety methodology first considers the universe of commodities across each theme: agricultural commodities, renewable energy sources, and electrification (as each is further described below). Then, for a given theme, the methodology considers factors such as: the primary use of a specific commodity, the secondary and potential other uses of such commodity, and each commodity’s environmental impact. The methodology attempts to provide exposure to commodities in amounts that generally correspond to each commodity’s relative demand in connection with one of the sustainable themes described above. This means that the Fund will invest more heavily in those commodities that have a higher percentage of their total demand derived from sustainable uses.

Because Commodities Derivatives have the highest correlation to the prices of their underlying commodities, the methodology selects Commodities Derivatives when suitable derivatives are available. Suitable derivatives include exchange-traded and over-the-counter futures and swaps contracts on commodities. If these contracts are traded on an exchange, liquidity relative to the Fund’s size and trading needs are also considered in determining if a Commodities Derivative is suitable. Futures traded on U.S. or international exchanges with sufficient liquidity are prioritized. Swaps are used for any commodity that does not have a futures contract with sufficient liquidity. The Fund may also use options and forwards to supplement its futures and swaps positions or if adequate futures and swaps are not available.

To the extent suitable Commodities Derivatives are not available to provide exposure to a commodity to which the Adviser desires to gain exposure, the Adviser’s methodology selects equities issued by companies that are economically tied to such commodity. The Adviser considers a company to be “economically tied” to a particular commodity if it generates at least 50% of its revenues from the production, extraction, use, distribution or other activities related to the commodity, or has projects that have the potential for the company to generate at least 50% of its revenues from these activities when developed. The Adviser will use publicly available information distributed by the company or reputable industry publications in order to determine if a particular company meets the 50% revenue (or potential revenue) threshold. Once a company is selected for inclusion in the Fund by meeting the above criteria, it must continue to generate at least 25% of its revenues from activities related to the commodity or have projects with the potential for the company to generate at least 25% of its revenues from these activities when developed, in order to remain in the Fund. The Fund may not have exposure to every commodity used in agriculture, renewable energy, and electrification because there may not be a suitable derivative or equity security tied to each commodity across those themes. The Adviser’s propriety methodology will also exclude commodities that have only a de minimis connection to agriculture, renewable energy, or electrification. The Adviser will assess each Commodities Investment’s inclusion in the methodology on an annual basis.

Agriculture

The Adviser believes that the global push to reduce greenhouse gas emissions coupled with global population growth will increase the demand for agricultural commodities that can be produced sustainably (i.e., provide the most amount of product by weight or calories/protein with the least amount of emissions and other adverse environmental impacts). For example, the amount of greenhouse gasses emitted to produce a certain amount (by weight or calories/protein) of beef, lamb, or shellfish is much higher than the amount emitted to produce the same amount (by weight or calories/protein) of grains, legumes or nuts. Using the Adviser’s selection methodology, and specifically considering factors such as water usage, chemical and fertilizer usage, and the ratio of greenhouse gas emissions to weight or calories/protein produced, the Adviser seeks to provide exposure to agricultural commodities that it believes can be produced sustainably. As such, the Fund will primarily invest in Commodities Derivatives tied to grain crops and oilseeds (which include soybeans, hemp and various nuts and legumes), and to a lesser extent in cotton, sugar and coffee. Because of the broad availability of suitable derivatives tied to the agricultural theme, the agriculture portion of the Fund will consist primarily of Commodities Derivatives. To the extent the Adviser seeks to gain exposure to a particular agricultural commodity for which a suitable derivative is not available, the Adviser will invest in the equity securities of issuers that are economically tied to that commodity.

Renewable Energy

The Adviser believes that global demand for renewable energy will continue to increase as countries across the globe seek more sustainable ways to produce power and implement rules and regulations that encourage renewable energy production. The Adviser broadly defines renewable energy as energy from a renewable source (i.e., not depleted when used), such as wind, solar, water, and biomass (i.e., organic material derived from plants and animals).

While certain renewable energy sources are unable to be commoditized (such as the wind or the sun), governments and organizations across the globe have created programs that commoditize the use of renewable energy sources through renewable energy certificate programs. For example, under the U.S. Environmental Protection Agency Renewable Fuel Standard program, refiners and importers of gasoline or diesel fuel can generate RINs when they produce a gallon of renewable fuel (such as ethanol, which is made from biomass). Similar to RINs, various regional organizations in the United States (such as the New England Power Pool Generation Information System) issue and track RECs, which are generated when one megawatt-hour of electricity is produced from a renewable source. The Fund may also invest in LCFS Credits. RINs, RECs and LCFS Credits can be used by fuel and electricity producers and generators to certify compliance with certain regulatory requirements related to renewable energy production, but they can also be traded on secondary markets.

Because there may not be broad availability of suitable derivatives tied to the renewable energy sources that the Fund seeks exposure to, the renewable energy portion of the Fund will consist of a mix of Commodities Derivatives and Commodities Equities, as determined by the selection methodology described above. Commodities Derivatives will consist of renewable commodity futures (such as ethanol futures and biomass futures, to the extent suitable options are or become available). Commodities Derivatives will also include RIN futures, REC futures and LCFS Credit futures. Commodities Equities will be equity securities of issuers that are economically tied to a particular renewable energy source.

Electrification

“Electrification” refers to the process of replacing technologies that use fossil fuels with technologies that use electricity as a source of energy. The Adviser believes that the global desire to reduce fossil fuel consumption will continue to increase the rate of electrification. The process of electrification is heavily reliant on the production and development of batteries that contain certain industrial metals, precious metals, and rare earth metals (“Metals”). The Fund’s metals investments will initially include metals such as aluminum, cobalt, copper, graphite, iron ore, lithium, nickel, silver, zinc and other metals currently used in electrification. Specific metals may be added or removed as eligible metals when changes occur in the evolution of battery and electrification technology, and when exposure to these metals can be obtained. Because of the broad availability of suitable derivatives tied to the electrification theme, the Adviser will primarily invest in Commodities Derivatives tied to Metals as determined by the selection methodology described above. To the extent the Adviser seeks to gain exposure to a particular Metal for which a suitable derivative is not available, the Adviser will invest in the equity securities of issuers that are economically tied to a particular Metal.

While the Fund is small, the Fund may pursue its electrification theme indirectly by investing in shares of the USCF Sustainable Battery Metals Strategy Fund. The Adviser will waive any advisory fees received as a result of an investment in an affiliated fund.

Collateral Requirements

The portion of the Fund’s assets that are not invested in Commodities Investments or Carbon Offset Investments (as defined below), will be primarily invested, directly or indirectly through the Subsidiary (as defined below), in cash, cash equivalents, money market funds, or short maturity fixed-income investments or a combination thereof. The primary purpose of such investments will be to meet collateral requirements associated with the Fund’s Commodities Derivatives.

Sustainable Strategy

The Fund understands that the production of certain agricultural products and the extraction, production and distribution of Metals required for Electrification are carbon-intensive processes. As such, an important component of the Fund’s sustainable strategy involves purchasing Carbon Offset Investments in an amount equal to the estimated aggregate carbon emissions of the Fund’s holdings. By purchasing Carbon Offset Investments, the Fund seeks to mitigate the carbon-intensive nature of certain of the Fund’s Commodities Investments.

After all the Commodities Investments have been selected, the Adviser estimates the carbon emissions associated with each Commodities Investment. The Adviser relies on data published by governmental or multi-national organizations, scientific studies, investment bank/financial service companies, and internationally recognized ESG research firms to make such estimates. The Adviser then calculates the aggregate carbon emissions from all Commodities Investments in the portfolio and the Fund purchases Carbon Offset Investments in the form of carbon credit futures contracts in an amount equal to the net emissions. Carbon emissions estimates will be updated annually.

Additional Investment Criteria

The Fund’s investments are not restricted in terms of geography. As such, the Fund may invest in both U.S. and non-U.S. companies, including companies located in emerging markets, and in instruments denominated in both U.S. dollars and foreign currencies. There is no limit to the percentage of the Fund’s equity investments that may be invested in emerging markets investments. In fact, to the extent the Fund invests in Commodities Equities related to the Fund’s electrification theme, a material portion of those investments will be issued by Chinese companies because globally, the majority of companies that derive their revenues from Metals are Chinese companies. The Fund will invest in Commodities Equities with a minimum capitalization of $100 million at the time of initial investment. Because many of the companies that are “economically tied” to Commodities used in agriculture, renewable energy, and electrification are smaller companies, it is expected that the Fund will invest in companies that would generally be classified as small- or mid-cap based on how such terms are defined by widely used indices. The Fund is “non-diversified” within the meaning of the 1940 Act.

The Subsidiary

Although the Fund may invest in Commodities Derivatives directly, the Fund invests in Commodities Derivatives primarily through the Subsidiary. By investing in the Subsidiary, the Fund is able to obtain greater exposure to Commodities Derivatives while maintaining compliance with federal taxation requirements applicable to investment companies. The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter.

The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures as the Fund, except that the Subsidiary may invest without limitation in Commodities Derivatives and carbon derivatives and does not invest in Commodities Equities. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. Neither the Fund nor the Subsidiary invests directly in commodities.

Additional Information about the Fund’s Commodities Derivatives

Commodities are tangible assets that may be bought and sold. Commodities may be physically traded at their current market prices (referred to as “spot prices”), but are more commonly traded through the purchase and sale of derivative instruments, such as commodities futures contracts and swaps.

A commodities futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. Such futures contracts expire on a monthly basis, while other derivative instruments are typically customized. Investors can close futures contracts prior to expiration, “roll” to a later contract, or allow the contract to expire and take settlement of the underlying commodity or financial instrument specified by the contract.

Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular investment, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities or investments representing a particular index. Swaps can also be based on credit and other events.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require the Fund to incur increased expenses. When the Fund enters into a cleared swap, it must deliver initial margin to the central counterparty (via the FCM). During the term of the swap agreement, variation margin will be paid by the Fund or received by the Fund in accordance with the rules of the relevant clearinghouse. Specifically, if the value of the Fund’s cleared swap declines, the Fund will be required to make additional variation margin payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional variation margin to the Fund’s account.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund would enter into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Additional Information about the Fund’s Sustainable Strategy

The Fund’s sustainability-focused investment strategy allocates assets to Commodities Investments across three different sustainability focused themes: agriculture, renewable energy, and electrification. More broadly, the Adviser believes that its Commodities Investments will promote access to, and availability of, renewable energy and metals that are crucial for modern climate solutions, and will facilitate capital formation and the development of technology that will advance global and national progress towards net-zero carbon emissions goals. The Fund’s investments in Commodities Derivatives will assist in facilitating the availability of capital and liquidity for these markets and which the Adviser believes will assist the companies producing and processing the commodities required for climate solutions.

By investing in Carbon Offset Investments, the Fund seeks to mitigate the carbon intensive nature of certain of its Commodities Investments. The Fund gauges its carbon emissions profile by considering a variety of factors, including the carbon emissions profile of each company in which the Fund invests, the carbon emitted into the atmosphere by the production and/or processing of the commodities in which the Fund invests, and any of the Fund’s investments in Carbon Offset Investments. The Adviser’s assessment of a particular investment’s emissions is not reviewed by any third party. The Carbon Offset Investments purchased by the Fund may not have any correlation to a particular mining site, agricultural product, distribution facility, geographical location, end use, or other aspect of a particular Commodities Investment.

The Fund considers carbon offset derivatives to be derivatives, such as futures contracts, where the underlying investment is a carbon credit. A carbon offset credit is a transferrable instrument certified by governments or other independent bodies to represent an emission reduction of a certain amount of carbon or other greenhouse gas. The Fund does not physically settle any of its carbon offset derivatives, and instead “rolls” all such contracts prior to their expiration. The Fund relies on the exchanges, on which carbon offset derivatives are traded, to ensure that such contracts meet the standards required for listing.

Other Information about Investments in Commodities and Futures Generally

In futures markets, a situation known as “contango” arises when contracts for the closest month to delivery trade at lower prices than contracts for the next closest month to delivery. As a futures contract nears expiration, an investor who wishes to maintain a continuous investment must “roll” from the expiring contract to a later-dated contract. If the market is in contango, then, absent beneficial movements in spot prices, the later-dated contract will tend to decline in value as it approaches its own expiration. The process of holding futures contracts while the market is in contango may result in significant underperformance for a futures-based investment relative to the total return of other price indices, such as an index tracking a commodity’s spot price.

The CFTC has adopted certain requirements that subject a registered investment company and its investment adviser to regulation by the CFTC if the registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options, or swaps, or if the registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s expected use of such CFTC- regulated instruments above the prescribed levels, the Fund is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).

Other Investments and Activities

During market closures or under other circumstances where the Fund is unable to gain exposure to certain Commodities Derivatives, the Fund may, on a temporary basis, invest in exchange traded products that provide exposure to the specific Commodities Derivatives to which the Fund seeks exposure. For the purpose of calculating the carbon emissions associated with these investments, the Fund will look through to the underlying fund’s investments. The Fund may from time to time invest in high-yield debt instruments.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Commodities Risk. The value of a commodity is based upon the price movements of the commodity in the market. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. These price changes may be magnified by computer- driven algorithmic trading, which is becoming more prevalent in the commodities markets. Because the Fund has exposure to the commodity markets, developments affecting commodities may have an impact on the Fund. Such developments may include, among other things:

•	governmental, trade, fiscal, import, monetary and exchange control programs and policies;
•	weather and climate conditions;
•	changing supply and demand relationships;
•	changes in international balances of payments and trade;
•	U.S. and international rates of inflation;
•	currency devaluations and revaluations;
•	U.S. and international political and economic events;
•	changes in interest and foreign currency/exchange rates;
•	market liquidity; and
•	changes in philosophies and emotions of market participants.

Exposure to the commodities markets through investments in commodity-linked instruments, including Commodities Derivatives, may subject the Fund to greater volatility than investments in traditional securities. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other ETFs because the Fund will implement its investment strategy primarily through investments in Commodities Investments, which are derivative instruments.

SEC Rule 18f-4 (the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase agreements. Under the Derivatives Rule, a fund is prohibited from entering into derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives.

Due to the nature of the Fund’s investments, the Fund is required to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. These requirements will apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price, for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (“call”) or sell (“put”) an asset in the future at an agreed upon price prior to the expiration date of the option. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations or the degree of correlation between the options and asset markets. The Fund may “cover” a call option by owning the security underlying the option or through other means. When options are purchased over the counter, the Fund bears counterparty risk, which is the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Swaps Risk. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Asset Class Risk. The Commodities Investments and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures market). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Equity Securities Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Small and Mid-Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Agriculture Companies Risk. The agricultural sector is subject to government subsidy policies and environmental, health and safety laws and regulations. Specific governmental policies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities and commodity products can influence the profitability of investing in agriculture. Import restrictions and tariffs that have recently been imposed by foreign countries on U.S. agricultural products are expected to negatively impact the profitability of investing in these products. The agricultural sector may also be adversely affected by changes in commercial and consumer demand for certain products. A growing competitive landscape and increased availability of such commodities can influence: (i) the planting and production of certain crops versus other uses of resources; (ii) the location and size of crop production; (iii) whether unprocessed or processed commodity products are traded; and (iv) the volume and types of imports and exports. Economic recession or labor difficulties may also lead to a decrease in demand for the products and services involved in agriculture. As a result, the price of agricultural commodities could decline, which would affect the performance of the Fund. The agricultural sector is also particularly sensitive to changing weather conditions, such as floods or droughts, natural disasters and other factors, such as disease outbreaks and pollution.

Renewable Energy Companies Risk. Renewable and alternative energy companies can be significantly affected by the following factors: obsolescence of existing technology, short product cycles, legislation resulting in more strict government regulations and enforcement policies, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects, the supply of and demand for oil and gas, world events and economic conditions. In addition, shares of renewable energy companies have been significantly more volatile than shares of companies operating in other more established industries and such securities may be subject to sharp price declines due to factors such as events relating to international politics, the success of project development and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for renewable energy products and services in general, may adversely affect the Fund’s performance. The renewable energy industry is relatively nascent in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk. In addition, certain methods used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

Metals and Mining Companies Risk. The Fund invests in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production and/or processing costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

The mining, production, processing, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces approximately 80% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth metals, which could cause companies in other countries to shut down.

Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as COVID-19. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Foreign Securities Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

Emerging Markets Risk. The Fund may invest directly or indirectly in companies located in emerging market countries. The Fund’s investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. In addition, foreign investors may be required to register or pay taxes or tariffs on the proceeds of securities sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

China Risk. The Adviser anticipates that a material percentage of the Fund’s equity investment will be in the securities of Chinese issuers. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. These risks include, among others: (i) lack of high-quality, reliable disclosure and financial reporting by Chinese issuers, (ii) lack of access to information and regulatory oversight, (iii) frequent trading suspensions and government interventions with respect to Chinese issuers resulting in lack of liquidity and in price volatility, (iv) currency fluctuations, (v) intervention by the Chinese government in the Chinese securities markets, (vi) the risk of nationalization or expropriation of assets, (vii) the risk that the Chinese government may decide not to continue to support economic reform programs, (viii) limitations on the use of brokers, (ix) higher rates of inflation, (x) greater political, economic and social uncertainty, (xi) market volatility caused by any potential regional or territorial conflicts or natural disasters and (xii) increased trade tariffs, embargoes, sanctions, investment restrictions and other trade limitations.

The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Certain investments in Chinese companies may be made through special structures known as variable interest entities or “VIEs.” Under the VIE structure, foreign investors such as the Fund own stock in a shell company rather than direct interests in the VIE, which must be owned by Chinese nationals (including Chinese companies) in order to operate in restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financial statements based on contractual arrangements that enable the shell company to exert a degree of control over, and accrue economic benefits from, the VIE without formal legal ownership. Ownership through a VIE structure may not be as effective as direct ownership in the particular entity tied to the VIE. While the use of VIEs is a longstanding industry practice well known by Chinese officials and regulators, the Chinese government has never formally accepted the VIE structure. It is uncertain whether Chinese officials, regulators and/or tax authorities will determine that the VIE structure is inconsistent with the laws and regulations of China. For investments using a VIE structure, all or most of the value of such an investment depends on the enforceability of the contracts between the listed company and the China-based VIE. It is uncertain whether the contractual arrangements, which may give rise to actual or potential conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions by the Chinese government on the continued use of VIE structures, or the inability to enforce the underlying contracts from which the shell company derives its value, would likely cause the VIE-structured holdings to suffer significant, possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value.

Stock Connect Investing Risk. The Fund may invest in China A-shares through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at the CSDCC. The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both mainland China and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Since the inception of Stock Connect, foreign investors (including the Fund) investing in A-shares through Stock Connect have been temporarily exempt from the Chinese corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends are subject to Chinese corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent Chinese tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Global Currency Exchange Rate Risk. The price of any non-U.S. Commodities Investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the Commodities Investment is profitable. The Fund does not intend to hedge against currency risk.

Carbon Market Risk. The Fund may invest in carbon offset credit derivatives (such as futures) and other carbon-related derivatives, the values of which are linked to emissions allowances related to so-called “cap and trade” programs established by governments and regulators. These programs could be discontinued, the demand for carbon credits could decline, or technologies may arise that may diminish or eliminate the need for cap and trade programs, adversely affecting the value of carbon offset credits and the Fund. The price of carbon offset credits is subject to national and global political events, such as governmental regulation and intervention. A “cap and trade” program is a regulatory program designed to limit, or cap, the total level of emissions of greenhouse gases, particularly carbon dioxide, by companies in regulated industries, such as manufacturers or energy producers. The regulator, such as a governmental entity or supranational organization, issues a limited number of annual emission allowances that allow companies to emit a certain amount of greenhouse gases. Companies are then taxed if they produce a higher level of emissions than allowed. If a company reduces its emissions levels, it can sell, or “trade,” unused emissions allowances to other companies on the open market. Over time, regulators lower the number of emissions allowances available each year, thereby lowering the total cap on emissions, making emissions allowances more expensive, thereby incentivizing regulated entities to reduce their emissions. A large scale reduction in emissions due to the widespread adoption of renewable energy technologies, economic downturns, natural disasters or other such events or occurrences may suppress the demand for carbon offset credits, thereby reducing their value and adversely impacting the performance of the Fund.

Sustainable Strategy Risk. The ability of the Fund to achieve its strategy of mitigating the carbon-intensive nature of the Fund’s Commodities Investments will be subject to the Adviser’s assessment of the carbon emissions of the Fund’s Commodities Investments. Although the Adviser only intends to reevaluate the emissions estimates of its investments on an annual basis, the emissions profile of a Commodities Investment may change more frequently. Moreover, the Adviser’s methodology for assessing the Fund’s carbon emissions exposure may differ from the methodology used by others. Furthermore, the Adviser’s methodology for measuring carbon emissions of an investment may differ from an investor’s assessment due to a variety of reasons, including, but not limited to, use of different carbon emission data sources. The Adviser’s methodology for calculating the Fund’s carbon emissions exposure could prove to be imperfect or may not achieve its intended results. The Fund invests in Carbon Offset Investments based on the Adviser’s assessment of the level of emissions associated with the Fund’s portfolio, and not based on performance. As such, the Adviser may purchase or sell a Carbon Offset Investment, even if such transaction will adversely impact the performance of the Fund.

Rare Earth Metal Companies Risk. Rare earth metals have more specialized uses and are often more difficult to extract. The use of strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for these metals has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals tend to be small-, medium- and micro- capitalization companies with volatile share prices, are highly dependent on the price of rare earth metals, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The mining, refining and/or manufacturing of rare earth metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth metals are rising. In addition, companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals may be at risk for environmental damage claims.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Commodities Investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. A market disruption or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Alternatively, limits imposed by the Futures Exchanges or other regulatory organizations, such as accountability levels, position limits, or daily price fluctuation limits, may contribute to a lack of liquidity. Unexpected market illiquidity may cause major losses at any time. The Fund does not intend at this time to establish a credit facility, which could provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. The anticipated large value of the positions that the Fund will acquire or enter into increases the risk of illiquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

Repurchase Agreements Risk. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold. The Fund intends to enter into repurchase agreements that are cleared through the Fixed Income Clearing Corporation (“FICC”). In a FICC cleared transaction, the Fund would permit the seller’s obligation to be novated to FICC pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become the Fund’s counterparty. FICC acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by FICC or the FICC sponsoring member through which the Fund acts in connection with such transactions.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other Authorized Participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking total return over the long term. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by futures exchanges have the potential to prevent the Fund from trading certain futures contracts or employing its investment strategies. Futures exchanges have established accountability levels and position limits on the maximum net long or net short positions that any person or group of persons under common trading control may hold, own, or control. In addition to accountability levels and position limits, futures exchanges also set daily price fluctuation limits on futures contracts. The Fund may be unable to trade futures contracts due to such limitations.

In addition, Part 150 of the CFTC’s regulations establishes federal position limits for 25 “core” physical commodity futures contracts and swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: OTC, DCMs, SEFs as well as certain non-U.S. located platforms.

For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).

The Position Limit Rules may negatively impact the ability of the Fund to meet its investment objective through limits that may inhibit the Adviser’s ability to purchase certain futures contracts.

Intermediary and Counterparty Risk. Futures agreements, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral (i.e., access the collateral in the event of a counterparty’s default). Further, another institution may be substituted for the struggling financial institution without the consent of the Fund. For exchange-traded derivatives, including the Fund’s investments in futures contracts, an FCM serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. If any intermediary or counterparty to the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

The Fund and the Subsidiary are deemed “commodity pools” and the Adviser is considered a “commodity pool operator” with respect to the Fund under the CEA. The Adviser is therefore subject to regulation by the SEC and the CFTC. The Adviser is also subject to regulation by the National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, or options, certain swaps or certain other investments could change at any time.

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges, as described under “Additional Principal Risk Information about the Fund – Position Limits Risk” in this section of this prospectus.

New Fund Risk. Since the Fund is new, there can be no assurance that the Fund will grow to or maintain an economically viable size. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. In 2022, inflation rates rose to the highest levels seen in many decades, and rates have remained elevated into 2023. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. In general, the market price of fixed income instruments with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term instruments. Issuers of fixed income instruments may have their debt downgraded by ratings agencies, or the public may perceive an issuer of a fixed income instrument as not being creditworthy, in which case there is a greater risk that the issuer will default on its obligations to the Fund, resulting in losses to the Fund. Also, a debtor may pay its obligation early, reducing the amount of interest payments. The Fund may be subject to a greater risk of rising interest rates as the Federal Reserve continues to increase interest rates after a period of historically low rates.

Treasuries Risk. The Fund invests in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Leverage Risk. Borrowing transactions, derivatives transactions, and other investment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet other requirements.

Commodities Tax Risk. The Fund intends to qualify as a RIC under subchapter M of the Code. If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income for purposes of satisfying the RIC source of income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (“CFC”), and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that, even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could apply to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy. The Fund seeks to manage its investments in the Subsidiary and Commodities Investments as necessary to maintain its qualification as a RIC.

Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Transaction Risk. Creation and redemption transactions may settle through payments of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made in-kind redemptions. With in-kind redemptions, the Fund is able to avoid realized gains in connection with transactions designed to meet redemption requests. If the Fund affects redemptions for cash, rather than in-kind distributions, it may be required to sell financial instruments in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its shares in kind, will be passed on to redeemers of creation units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares. Because the Fund may settle creation and redemption transactions through cash, an investment in the Fund’s shares may be less tax efficient than investments in shares of a Fund that exclusively uses in-kind redemptions, and there may be a difference in the after-tax rate of return.

Ukraine War Risk. On February 24, 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of the military action, resulting sanctions and future market disruptions in the region are impossible to predict, but could be significant and may have a severe adverse effect on the region. Among other things, the conflict has resulted in increased volatility in the markets for certain commodities.

The United States and other countries and certain international organizations have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine, and additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) will adversely impact the economies of Russia and Ukraine, and certain sectors of each country’s economy may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors. Among other things, the extent and duration of the military action, the responses of countries and political bodies to Russia’s actions, including sanctions, future market or supply disruptions, and Ukraine’s military response and the potential for wider conflict may increase financial market volatility generally, have severe adverse effects on regional and global economic markets, and cause volatility in the markets for commodities including the price of commodity futures, and the NAV or share price of the Fund.

A resolution to the war in Ukraine also could impact the markets for certain commodities, and may have collateral impacts, including increased volatility, and cause disruptions to availability of certain commodities, commodity and futures prices and the supply chain globally. The longer-term impact on commodities and futures prices is difficult to predict and depends on a number of factors that may have a negative impact on the Fund in the future.

Other Investment Risks

ETN Risk. ETNs are senior, unsecured, unsubordinated debt securities that are based upon the performance of a market index and are issued by an underwriting bank. The value of an ETN will fluctuate as the value of the market index fluctuates, which can cause sudden and unpredictable changes in the value of the ETN. ETNs are subject to risk of default by the issuer and risk of downgrade of the issuer’s credit rating. ETNs are also exposed to illiquidity risk. There may be no willing purchaser or the issuer may restrict the redemption amount or its redemption date.

ETP Risk. In addition to ETNs, the Fund may invest in other ETPs. Through its positions in ETPs, the Fund will be subject to the risks associated with such ETP’s investments, including the possibility that the value of the securities or instruments held by or linked to an ETP could decrease. An ETP’s lack of liquidity can result in its value being more volatile than the underlying portfolio investment or reference asset/benchmark component. In addition, certain ETPs may hold common portfolio positions, thereby reducing any diversification benefits.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

MANAGEMENT

Adviser

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc. (formerly Wainwright Holdings, Inc.) (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc., (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2023, the Adviser and its affiliates had approximately $3.5 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Fund and the Subsidiary. The Adviser provides an investment program for the Fund and the Subsidiary. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other services necessary for the Fund and the Subsidiary to operate. The Adviser bears all of its own costs associated with providing advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities .. . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

Commodity Pool Operation

The Fund and the Subsidiary invest in commodity interests and are considered commodity pools, thereby subjecting the Fund and the Subsidiary to further regulation by the CFTC and the NFA. The NFA is designated by the CFTC as a registered futures association and is the self-regulatory organization for the U.S. derivatives industry.

In connection with its role as investment adviser to the Fund and the Subsidiary, the Adviser has registered as a commodity pool operator (“CPO”) under the CEA. Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The CFTC’s harmonization rules regarding the disclosure, reporting, and recordkeeping requirements apply to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations.

The Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to carry out its investment strategies. However, there may be additional compliance and other expenses for the Fund. In addition, registration as a CPO subjects the Adviser to additional laws, regulations, and enforcement policies, all of which could increase compliance costs and may affect operations and the financial performance of the Fund.

Manager of Managers Structure

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund and the Subsidiary without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub- advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund or the Subsidiary, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) and as investment adviser to the Subsidiary pursuant to a separate investment advisory agreement (the “Subsidiary Advisory Agreement”). The Adviser complies with the provisions of the 1940 Act relating to investment advisory contracts with respect to both the Fund and the Subsidiary.

The Advisory Agreement and the Subsidiary Advisory Agreement were approved by the Board at the February 16, 2023 meeting of the Board. The basis for the Board’s approval of these agreements will be explained in the Fund’s semi-annual report to shareholders for the period ending December 31, 2023.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses, including the costs of investing in the Fund’s Subsidiary. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The Subsidiary does not pay management fees to the Adviser.

The following table lists the total management fee paid by the Fund.

Fund	Management Fee
USCF Sustainable Commodity Strategy Fund	0.79%

The Adviser has contractually agreed, through August 1, 2024 to waive 0.20% of its management fee. The agreement may be amended or terminated prior to August 1, 2024 only by agreement of the Board and the Adviser, and will terminate automatically if the advisory agreement between the Adviser and the Fund is terminated. After August 1, 2024, the Adviser, in its sole discretion may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

The Adviser has contractually agreed to permanently waive any management fees received in connection with the Fund’s investment in any affiliated fund. The agreement may be amended or terminated only by agreement of the Board and the Adviser, and will terminate automatically if the advisory agreement between the Adviser and the Fund is terminated. Amounts waived are not subject to recoupment by the Adviser.

PORTFOLIO MANAGEMENT

The Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective. The Fund and the Subsidiary are jointly managed by the Adviser.

In managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

The members of the team primarily responsible for the day-to-day management of the Fund’s portfolios are:

Andrew F Ngim co-founded United States Commodity Funds, LLC (“USCF”) in 2005 and has served as a Management Director from May 2005 to April 2023 and, since August 15, 2016, has served as the Chief Operating Officer of USCF. Mr. Ngim has served as the portfolio manager for United States Commodity Index Fund, United States Copper Index Fund, and United States Agriculture Index Fund since January 2013. Mr. Ngim also served as USCF’s Treasurer from June 2005 to February 2012. In addition, he has been on the Board of Managers and has served as the Assistant Secretary and Assistant Treasurer of the Adviser since its inception in June 2013. Prior to and concurrent with his services to USCF and the Adviser, from January 1999 to January 2013, Mr. Ngim served as a Managing Director for Ameristock Corporation, a California-based investment adviser, which he co-founded in March 1995, and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013. In addition to the Fund, Mr. Ngim also served or is serving as portfolio manager of the Stock Split Index Fund (from September 2014 through September 2017), the USCF Restaurant Leaders Fund (from November 2016 through September 2017), USCF SummerHaven SHPEI Index Fund (November 2017 through October 2020), USCF SummerHaven SHPEN Index Fund (November 2017 through May 2020), the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (May 2018 through present), the USCF Sustainable Battery Metals Strategy Fund (February 2023 through present), the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), and the USCF Aluminum Strategy Fund (October 2023 through present) each of which was or is a series of USCF ETF Trust. Mr. Ngim has also served as a Management Trustee of USCF ETF Trust from August 2014 through the present and of the USCF Mutual Funds Trust from October 2016 through the present. Mr. Ngim served as the portfolio manager of the USCF Commodity Strategy Fund, a series of USCF Mutual Funds Trust, from its inception in 2017 through March 2019. Mr. Ngim has been a principal listed with the CFTC and NFA of USCF since November 2005 and of the Adviser since January 2017. Mr. Ngim earned his B.A. from the University of California at Berkeley.

Darius Coby is a portfolio manager for the Adviser. In addition to serving as portfolio manager of the Fund, he serves as portfolio manager of the USCF Sustainable Battery Metals Strategy Fund (February 2023 through present), the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), and the USCF Aluminum Strategy Fund (October 2023 through present), each a series of the USCF ETF Trust. He also serves as the Director of Operations of USCF since March 2022 and oversees the technical operations of all USCF products including trading. Mr. Coby joined USCF in February 2015 and prior to joining USCF, he was the Customer Service Manager for Mechanics Bank.

Seth Lancaster is a portfolio manager for the Adviser. In addition to serving as portfolio manager of the Fund, he serves as portfolio manager of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (July 2022 through present), the USCF Sustainable Battery Metals Strategy Fund (February 2023 through present), the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), and the USCF Aluminum Strategy Fund (October 2023 through present), each a series of the USCF ETF Trust. Prior to joining the Adviser in June 2022, Mr. Lancaster worked as Team Lead of ETF Portfolio Management Analysts for Invesco, an investment manager that manages a broad suite of exchange-traded funds and products, from May 2016 to May 2022. From June 2013 to April 2016, Mr. Lancaster worked as a Senior Analyst at Performance Trust Capital Partners LLC, a full-service investment bank. Mr. Lancaster obtained his M.B.A. from Elmhurst College in 2016 and his B.A. in Financial Economics from Capital University in 2012.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian, and transfer agent.

Under a fund administration and accounting agreement, BNY Mellon serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of the Fund’s Creation Units on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as legal counsel to the Trust and the Fund.

Management of the Subsidiary

The Subsidiary is wholly-owned by the Fund. The Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and shares in the Subsidiary will not be sold or offered to other investors. The Adviser serves as the investment adviser of the Subsidiary. The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund.

The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly-owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders.

The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks are identical to the Fund’s principal investment strategies and principal risks. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance therewith. In addition, the Subsidiary is a commodity pool, like the Fund, and the Adviser is the commodity pool operator of the Subsidiary, as well as the Fund. BNY Mellon serves as the custodian, administrator and accountant for the Subsidiary.

CYBERSECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Shares of the Fund trade under the trading symbol ZSC.

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing or redeeming Creation Units. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Unit. The Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation Unit Size	Standard Creation/ Redemption Transaction Fee
25,000	$250

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on NYSE Arca, generally 4:00 p.m. New York time. If regular trading on NYSE Arca closes earlier than 4:00 p.m. New York time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as (the “NAV Calculation Time”). NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time, that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every Business Day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same methodologies described above to price its shares.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter will be available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, on an annual basis. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in the Fund’s shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading. Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax adviser about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal estate and gift tax and foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify each year for treatment as a RIC. To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and assuming certain relief provisions were not available), the Fund would be subject to U.S. federal income tax on income derived by the Fund at corporate rates. If the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement for any taxable year and certain reasonable cause and de minimis exceptions are inapplicable, the Fund will be subject to U.S. federal income tax at corporate rates on its taxable income (even if such income were distributed to its shareholders). In such a case all distributions of the Fund’s earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders and would be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities that they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Subject to the discussion below in “Tax Information about Investments in Commodities and the Subsidiary,” the Fund intends to treat any income it may derive from the Subsidiary as “qualifying income” for RIC source-of-income purposes. The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless you make your investment in shares through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences of the Fund making distributions or you selling shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated such gains, rather than how long you owned your Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s Shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will be taxable to the Fund’s shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and by you. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital.

In general, distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends or dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the United States or to non-U.S. entities (excluding pass-through entities or arrangements) will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Department of the Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct U.S. taxpayer identification number, who was notified by the IRS that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements, and the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. The IRS subsequently issued a revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for this purpose. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a CFC, and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of its total assets as of the end of any quarter. The Fund also intends to limit its investments in other commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund or its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

The Government of the Cayman Islands will not, under existing legislation, impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax upon the Subsidiary or its shareholder(s). The Cayman Islands are not party to a double tax treaty with any country that is applicable to any payments made to or by the Subsidiary.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units and (ii) the Authorized Participant’s adjusted tax basis in the Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of Fund shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable. The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

USCF ADVISERS LLC

USCF ETF TRUST

PRIVACY POLICY

Effective Date: January 1, 2020

Last Updated: September 16, 2021

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”) and the USCF ETF Trust (the “Trust”), and each properly designated series of the Trust (individually, a “Fund” and together, the “Funds”) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This Privacy Policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trust may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trust may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus); and
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trust do not sell or rent investor information of the Funds. The Company and the Trust only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trust may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trust or the Funds;
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trust of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company and the Trust hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company and the Trust maintain safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trust share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trust applies to both current and former Fund investors. The Company and the Trust will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm- Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trust may modify or amend this Privacy Policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-920-0259 or go to www.uscfinvestments.com

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■   open an account

■   provide account information

■   give us your contact information

■   make a wire transfer

■   tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes - information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■     Our affiliates include companies which are subsidiaries of USCF Investments, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call: 1-800-920-0259

Monday through Friday

8:30 a.m. – 6:00 p.m. (Eastern Time)

Write: USCF ETF Trust

c/o ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203 Visit: www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

The Fund is distributed by

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930